LUVU BRANDS

LIBERATOR JAXX Avana

Safe Harbor Statement

This presentation by Luvu Brands, Inc. (the "Company," "we," "us," and "our") includes "forward-looking statements" with the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Exchange Act of 1934, as amended. All forward-looking statements are subject to a number of risks, uncertainties and assumptions, and you should not rely upon forward-looking statements as predictions of future events. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "would," "will," "target," "contemplates," "continue" or the negative of those words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on management's current expectations and/or beliefs and assumptions about future events and trends that management considers reasonable, which assumptions may or may not prove correct. We may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Some of the keyfactors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to, the effect and consequences of the novel coronavirus ("COVID 19") public health crisis on matters including U.S. and local economies, our business operations and continuity, the availability of corporate and consumer financing, the health and productivity of our associates, the ability of third-party providers to continue uninterrupted service, and the regulatory environment in which we operate; our ability to sustain recent growth rates; our ability to manage the growth of our operations over time; our ability to maintain, grow and enforce our brand and trademark rights; our ability to improve our products and develop new products; our ability to obtain, grow and enforce intellectual property related to our business and avoid infringement or other violation of the intellectual property rights of others; and our ability to compete and succeed in a highly competitive and evolving industry, as well as those risks and uncertainties disclosed under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at luvubrands.com and on the SEC website at www.sec.gov. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligations to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law.

Certain data in this presentation was obtained from various external sources. Neither the Company nor its affiliates, advisers or representatives have verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors.

Use of Non-GAAP Information

This presentation includes certain non-GAAP financial measures that are supplemental measures of financial performance not required by, or presented in accordance with, GAAP, including Adjusted EBITDA. We define "Adjusted EBITDA" as earnings before interest, taxes, depreciation and amortization, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing operating performance. These items include equity-based compensation expense, write-offs of property and equipment, financing expenses and certain other charges and gains that we do not believe reflect our underlying business performance.

We have also presented herein certain forward-looking statements about the Company's future financial performance that include non-GAAP (or "as-adjusted") financial measures, including Adjusted EBITDA. This non–GAAP financial measure is derived by excluding certain amounts, expenses or income, from the corresponding financial measures determined in accordance with GAAP. The determination of the amounts that are excluded from this non-GAAP financial measure is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. We are unable to present a quantitative reconciliation of the aforementioned forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures, which could be significant in amount.

We believe that these non-GAAP financial measures not only provide its management with comparable financial data for internal financial analysis but also provide meaningful supplemental information to investors. However, other companies in our industry may calculate these items differently than we do. These non-GAAP measures should not be considered as a substitute for the most directly comparable financial measures prepared in accordance with GAAP, such as net income (loss) or net income (loss) per share as a measure of financial performance, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP.

AN INCUBATOR OF INNOVATIVE BRANDS.

We grow businesses ideas and make sure to raise them well.

LUVU BRANDS

Who We Are

REBEL WITH A CAUSE.

We don't follow industry trends; we create them.

2002
Started the Liberator Collection, created by Louis Friedman

$237
million
Brand sales since inception

90%
Sold through e-commerce channels

200+
Employees bringing sewn products back to USA

amazon
Room&Board HOME FURNISHINGS
Walmart
overstock
BED BATH & BEYOND
wayfair
HomeGoods
Brookstone
Walgreens
School Specialty
Nebraska Furniture Mart
LOWE'S
T.J.maxx
TSC TRACTOR SUPPLY CO
CVS pharmacy
houzz
THE HOME DEPOT
City Mattress
ROOMS TO GO

LUVU BRANDS

At A Glance

- TTM revenue growth of 20%
- High interest rate debt is being retired
- Balance sheet is improving
- Increasing production capacity
- Facilities lease extended for six years
- New products being launched

Exchange: ***OTCQB Venture***

Ticker: ***LUVU***

Float: ***27M Shares***

Market Cap: ***$10M***

Share Price (2/24/21): ***$.13***

52-Week Range: ***$0.02 - $0.43***

Avg. Daily Volume: ***453,000***

Headquarters: ***Atlanta, GA***

Employees: ***205***

Founded: ***1999***

Key Business Highlights

- Vertically integrated US manufacturer
- Diverse consumer brands with international distribution
- 90% of sales are through e-commerce channels
- Fiscal 2020 revenue of $18.4 M; TTM revenue of $20.6 M
- Operating metrics are improving
- Attractive valuation relative to peers
- Inflection point – entering growth phase and gaining scale
- Shifting production of high-volume products to Mexican contractor to improve margins

LUVU BRANDS

Recent Developments





- Q2 and First Half Results:

  Q2 Sales of $5.7 million; +20%
  Net income of $1.5 million, $.02/share
  First Half Sales of $11.1 million; +25%
  Net income of $1.8 million, $.02/share

- Launched new investor relations website

LUVU BRANDS

Our Brand Portfolio

LIBERATOR	Liberator®, a brand category of iconic products for enhancing sensuality and intimacy
JAXX	Jaxx®, a diverse range of casual fashion daybeds, sofas and beanbags made from eco-friendly re-purposed polyurethane foam
Avana	Avana®, inclined bed therapy products, assistive in relieving medical conditions associated with acid reflux, surgery recovery and chronic pain.

LUVU BRANDS

LIBERATOR®

A retail brand category in the emerging sexual wellness space.

Better sex for every body.

2002
Founded in Atlanta

#1
Liberator is the top brand category of its type worldwide with no competition

1500
Wholesale & retail locations where Liberator is sold

$142
million
Sales since inception

LUVU BRANDS


LIBERATOR
LIBERATOR

LUVU BRANDS

JAXX®

Sustainably sourced, space-saving, foam furniture that's a combination of "feel-good" & "feels good"

Vertically integrated, totally transformative beanbags-in-a-box.

2008
Jaxx is launched by repurposing our foam trim

25
Relationships with mass-market web retailers & Amazon

11
Channels of distribution & counting

$32
million
Sales since inception

LUVU BRANDS

Avana

For R&R and reflux relief, Avana alleviates health problems and assists in a quicker healing.

Perfect for bed rest or simply resting in bed.

Avana helps consumers find freedom from aches and pains, experience peace in their surroundings, and maintain vitality, placing our sleep support line at the center point between luxury and functionality. Our bed comfort products utilize unique designs and the finest quality materials to aid in surgical recovery and relief from GERD, acid reflux, and sleep apnea.

2008
Avana brand is launched

1000+
Positive reviews on Amazon for acid reflux relief

46,000
Avana Kind Bed Systems sold, bringing in $6 million revenue

$15
million
Sales since inception

UNIQUE AND GROWING BRANDS.

LUVU BRANDS

LIBERATOR®

- Splurge on your sex life! You won't regret it!
- Everybody Should Have One!
- Wife says it's the deepest most passionate love she's ever had!
- Worth EVERY Penny!



★★★★★ Amazon Reviews



LUVU BRANDS

Quarterly Sales History- Q2 ‘19 to Q2 ’20

LIBERATOR



2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21

LUVU BRANDS

JAXX

★★★★★ Amazon Reviews

- Best bean bag chair ever!
- Absolutely in love with this bean bag
- It's just amazing! My boys luv this
- Love this! The whole family loves it





LUVU BRANDS

JAXX

- Repeat customer: I'm on my 4th one!
- Loved them so much I bought 2 more
- We have these on our patio and love them!



★★★★★ Amazon Reviews



LUVU BRANDS

Avana

★★★★★ Amazon Reviews

- Wish I Had This Years Ago!
- I am IN LOVE with this
- Perfect in every way





Annual Sales History



10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20

LUVU BRANDS

Quarterly Sales History JAXX + Avana



3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21

LUVU BRANDS

LUVU BRANDS FINANCIALS.

LUVU BRANDS

Sales History- FY 2015 to FY 2020


FY'20
$18.4
FY'19
$17.0
FY'18
$16.4
FY'17
FY'16
FY'15
8,000,000
10,000,000
12,000,000
14,000,000
16,000,000
18,000,000
20,000,000

LUVU BRANDS

Quarterly Net Sales - FY 2018 to Q2 FY 2021


6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Q1
Q2
Q3
Q4
2018
2019
2020
2021

LUVU BRANDS

Gross Profit History- FY 2016 to FY 2020



FY'20
FY'19
FY'18
FY'17
FY'16
$5.5
$4.4
$4.8
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000

LUVU BRANDS

Gross Profit History- Quarterly from Q1 '18



2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Q1
Q2
Q3
Q4
2018
2019
2020
2021

LUVU BRANDS

EBITDA History - FY 2016 to FY 2020



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
FY '16
FY '17
FY '18
FY '19
FY '20

LUVU BRANDS

EBITDA History - Quarterly from Q2 '19



1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
(200,000)
(400,000)
Q2 '19
Q3 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21

LUVU BRANDS

Amazon Sales History - FY ‘15 to FY ’20


7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
FY ‘15
FY ‘16
FY ‘17
FY ‘18
FY ‘19
FY ‘20

LUVU BRANDS

Mass Market Sales History - FY '15 to FY '20

(Excluding Amazon Sales)


3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20

LUVU BRANDS

Q2 FY '21 Financial Review


64%
2%
27%
Direct
Wholesale
Other


8%
43%
15%
30%
Liberator
Jaxx
Avana
Products purchased for resale
Other

Direct	$1,910
Wholesale	3,670
Other	134
Total	$5,714

Liberator	$2,457
Jaxx	1,713
Avana	833
Products purchased for resale	458
Other	253
Total	$5,714

LUVU BRANDS

Financial Review *Q2 & Six months FY 2021*

	Three Months Ended December 31,		Six Months Ended December 31,	
	2020	2019	2020	2019
Net Sales	$ 5,714	$ 4,779	$ 11,081	$ 8,874
Cost of goods sold	4,148	3,260	8,027	6,217
Gross profit	1,566	1,519	3,054	2,657
GP %	27%	32%	28%	30%
Total operating expenses	1,109	1,105	2,161	2,129
Net income	**$ 1,465**	**$ 257**	**$ 1,794**	**$ 212**

LUVU BRANDS

Financial Review *Gross Profit & SG&A Trends*

Quarterly Gross Profit	Q2 FY '20	Q3 FY '20	Q4 FY '20	Q1 FY '21	Q2 FY '21
Gross Profit	$ 1,519	$ 1,068	$ 1,802	$ 1,488	$ 1,566
Gross Margin %	**31.8%**	**26.5%**	**32.9%**	**27.7%**	**27.4%**

Quarterly SG&A	Q2 FY '20	Q3 FY '20	Q4 FY '20	Q1 FY '21	Q2 FY '21
Advertising	$ 116	$ 117	$ 77	$ 69	$ 120
Other selling costs	317	324	210	267	270
G&A	633	588	559	664	668
Depriciation	39	38	34	3	51
Total OpExp	**$ 1,105**	**$ 1,067**	**$ 880**	**$ 1,052**	**$ 1,109**

LUVU BRANDS
GROWTH STRATEGY.

Growth Strategy LIBERATOR

To continually grow as a brand category in Sexual Wellness and Erotic Luxury:

- Expanded retail and e-commerce distribution, taking full advantage of our novel vacuum compressed Point-of-Purchase packaging (with a discrete flip door) that allows Liberator shapes and sex furniture to fit onto any retail shelf and reduces the cost of shipping. Diverse consumer brands with international distribution.

- Our packaging is easily customizable for mass market, drug and international retailers, allowing for quick expansion into these markets.

- Continue to expand our collection with luxury furniture-like designs, offer lower cost products for mass market, and develop Liberator branded pleasure objects and consumables.

Growth Strategy JAXX

- **Jaxx Nimbus** – Continue to capitalize on the growing popularity of our spandex beanbags.
- **Jaxx Beanbags** – Promote the favorable "price to value" of our US made beanbag collection.
- **Jaxx Kids** – Continue to promote our beanbags, loveseats, sofas, and game chairs in the mass market, retail and school market.
- **Zipline Sofas & Alon Daybeds** – Recently launched the first of many designs to come in compressed packaging with flat-packed wood bases. Sofas and daybeds already exceed $1.3 million in trailing twelve month sales.
- **Jaxx Outdoors** - Continue to build this product line through our growing relationship with Room and Board and others. Additional styles were introduced in Spring 2020.

Growth Strategy Avana

- Continue to increase production capacity of our top selling Avana products
- New foam cutting equipment has been ordered and installed; second, larger roll compression machine is on order and will allow for larger products to be compressed.



Mattress Elevator



Kind Bed Orthopedic Support Pillow System



Uno Memory Foam Snuggle Side-Sleeper

LUVU BRANDS

Conclusion

- We are a manufacturing, marketing and invention company with diverse distribution across three unique brands.
- Our ability to monetize new products with minimal investment is extraordinary.
- Large upside for continued growth without additional capital equipment.
- At inflection point; gaining scale and entering a profitable growth phase.

LUVU BRANDS

Luvu Brands, Inc.

Ronald Scott

Chief Financial Officer

P: (770)246-6426

E: ir@luvubrands.com